SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 24, 2004


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                          0-23340                51-0332317
(State or other                     (Commission            (IRS Employer
  jurisdiction                     File Number)        Identification Number)
of incorporation


105 Westpark Drive, Suite 200, Brentwood, Tennessee            37027
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

On September 24, 2004, America Service Group Inc. (the "Company") announced that its Board of Directors had declared a three-for-two split of its common stock in the form of a 50 percent stock dividend payable on October 29, 2004, to shareholders of record on October 8, 2004.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      NOT APPLICABLE.

(b)      NOT APPLICABLE.

(c)      EXHIBITS:

                      99.1     PRESS RELEASE DATED SEPTEMBER 24, 2004.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AMERICA SERVICE GROUP INC.



Date:  September 24, 2004                            By:  /s/ Michael Taylor
                                                     --------------------------
                                                        Michael Taylor
                                                        Senior Vice President
                                                        and Chief
                                                        Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibits
--------    -----------------------
99.1        Press release dated  September 24, 2004,  issued by America  Service
            Group Inc. (the "Company") announcing that its Board of Directors had declared a three-for-two split of its common stock in the form of a 50 percent stock dividend payable on October 29, 2004, to shareholders of record on October 8, 2004.